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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1999 relating to the consolidated statement of income and cash flows of Esprit Telecom Group plc for the year ended December 31, 1998, which appears in the Global TeleSystems, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers

London, England
April 6, 2001